Acquisition of Dynamic Indonesia Holdings Limited (Tables)	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Schedule of purchase price of acquisition

The allocation of the purchase price as of the date of acquisition is summarized as follows:

US$
Net assets acquired (i)	(1,510,899)
Goodwill (Note 9) (ii)	7,771,855
Non-controlling interests (iii)	(3,931,441)
Total	2,329,515

Total purchase price is comprised of:
Cash consideration	200,000
Fair value of previously held equity interests	2,129,515
2,329,515

(i)	Net assets acquired primarily included accounts receivables and other receivables of approximately US$0.6 million, property and equipment of approximately US$0.2 million, operating lease right-of-use assets relating to land use rights of approximately US$0.1 million and other assets of approximately US$1.6 million and liabilities of approximately US$4.1 million as of the date of acquisition.

CURRENC GROUP INC. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

19	Acquisition of Dynamic Indonesia Holdings Limited (Continued)

(ii)	Goodwill arose on the acquisition from the expected synergies from combining our existing airtime operations with those of Dynamic Indonesia Holdings Limited.

(iii)	An independent valuation firm was hired by Noble Tack International Limited to value it shares in Dynamic Indonesia at approximately the date of the acquisition. The firm used market approach Price-to-Sales multiple-based methodology to determine the value.

Schedule of acquisition of consolidated statements of operations

The following amounts of the acquiree since the acquisition date are included in the December 2024 consolidated statement of operations.

	2024	2023
	US$	US$
Revenue	14,584,434	14,211,091
Loss after tax	(432,795)	(836,874)